EXHIBIT 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact of the acquisition of Columbia National, Incorporated ("Columbia") on American Home Mortgage Holdings, Inc.'s historical financial position and results of operations under the purchase method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of American Home Mortgage Holdings, Inc. and Columbia as of and for the three months ended March 31, 2002, and for the year ended December 31, 2001. The unaudited pro forma condensed combined balance sheet as of March 31, 2002 assumes the acquisition was consummated on that date. The unaudited pro forma condensed combined statements of income give effect to the acquisition as if the acquisition had been consummated at the beginning of each period presented.

The unaudited pro forma condensed combined financial information is based on, and derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes of American Home Mortgage Holdings, Inc. and Columbia. The Columbia historical income statement data included in the unaudited pro forma condensed combined income statement data for the year ended December 31, 2001 differs from the amounts included in the Columbia historical financial statements due to the exclusion of certain revenue amounts determined to be non-recurring.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred or finanacial position if the acquisition had been consummated during the period or as of the date for which the pro forma data are presented, nor is it necessarily indicative of future operating results or financial position of the combined company.

The pro forma combined financial information included herein have been prepared using an assumed price to public of $14.09, the closing price per share on NASDAQ on June 12, 2002. A decline in the market price of our common stock prior to our acquisition of Columbia will require us to issue more common stock to obtain the $37 million in cash to complete this acquisition and will result in a decline in the pro forma per share data included herein. Conversely, an increase in the market price of our common stock will result in an increase in the pro forma per share data.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
AS OF MARCH 31, 2002

                                                   American Home          Columbia
                                                      Mortgage            National,           Pro forma               Combined
                                                   Holdings, Inc.       Incorporated         Adjustments             pro forma
                                                 -----------------    -----------------    ---------------        ---------------
                                                                                                Note 1
ASSETS
  Cash and cash equivalents                       $   11,915,398       $      989,343        $(37,000,000) (a)    $   15,638,541
                                                                                               39,733,800  (b)
  Restricted cash                                              -            2,545,056                   -              2,545,056
  Accounts receivable                                 27,166,104            7,638,599          (2,000,000) (e)        32,804,703
  Mortgage loans held for sale - net                 192,198,370          182,692,607                   -            374,890,977
  Mortgage loans - other                               1,201,017            1,703,302                   -              2,904,319
  Mortgage servicing rights - net                      1,156,456          115,083,284         (13,083,284) (e)       103,156,456
  Real estate owned                                      660,687              235,713                   -                896,400
  Premises and equipment - net                         9,930,525            2,750,752                   -             12,681,277
  Prepaid expenses and security deposits               3,417,126            3,989,605             (55,000) (f)         7,351,731
  Goodwill                                            18,359,297                    -          20,679,231  (c)        39,038,528
                                                  --------------       --------------        ------------         --------------
  TOTAL ASSETS                                    $  266,004,980       $  317,628,261        $  8,274,747         $  591,907,988
                                                  ==============       ==============        ============         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Warehouse lines of credit                       $  154,562,285       $  176,141,273        $          -         $  330,703,558
  Drafts payable                                       5,826,060            3,727,547                   -              9,553,607
  Notes payable                                        2,814,685           85,100,000                   -             87,914,685
  Accrued expenses and other liabilities               9,715,153            8,560,623                   -             18,275,776
  Deferred income taxes                                6,411,804           10,928,079           1,766,686  (e)        19,106,569
                                                  --------------       --------------        ------------         --------------
  Total liabilities                                  179,329,987          284,457,522           1,766,686            465,554,195
                                                  --------------       --------------        ------------         --------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST                                        652,564                    -                   -                652,564

STOCKHOLDERS' EQUITY
  Preferred stock                                              -                    -                   -                      -
                                                                                                   (3,000) (d)
  Common stock                                           120,988                3,000              30,000  (b)           150,988
                                                                                               39,703,800  (b)
  Additional paid in capital                          49,012,644           42,572,000         (42,572,000) (d)        88,716,444
  Retained earnings                                   36,888,797           (9,404,261)          9,349,261  (d)(f)     36,833,797
                                                  --------------       --------------        ------------         --------------
     Total stockholders' equity                       86,022,429           33,170,739           6,508,061            125,701,229
                                                  --------------       --------------        ------------         --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $  266,004,980       $  317,628,261        $  8,274,747         $  591,907,988
                                                  ==============       ==============        ============         ==============

Note 1

On June 13, 2002, American Home Mortgage Holdings, Inc. executed a definitive agreement to purchase all of the capital stock of Columbia. The unaudited pro forma condensed combined balance sheet as of March 31, 2002 was prepared as if the acquisition and related adjustments had occurred on that date. The unaudited pro forma condensed combined income statements for the year ended December 31, 2001 and the three months ended March 31, 2002 were prepared as if the acquisition and other adjustments had occurred on the first day of the relevant period.

The estimated acquisition adjustments relating to the purchase of Columbia are detailed below.

  (a) Adjustments represent the acquisition of all of the issued and outstanding Common Stock of Columbia for a total purchase price of $37 million of cash.

  (b) Adjustment represents the net cash proceeds from the issuance of common stock of American Home Mortgage Holdings, Inc. at an assumed price per share to public of $14.09, the closing price per share on the Nasdaq National Market on June 12, 2002, determined as follows:

          Shares                                                  3,000,000
          Price per share to public                            $      14.09
                                                               ------------
          Price to public                                        42,270,000

          Less:
            Underwriters' discount (6%)                           2,536,200
                                                               ------------
          Net proceeds                                         $ 39,733,800
                                                               ============

          Allocation of price to public to common stock
          Shares                                                  3,000,000
          Par Value per share                                  $       0.01
                                                               ------------
          Common Stock                                         $     30,000
                                                               ============

          Allocation to additional paid in capital
          Shares                                                  3,000,000
          Price less par value                                 $      14.08
                                                               ------------
                                                                 42,240,000
          Less:
            Underwriters' discount (6%)                           2,536,200
                                                               ------------
          Additional paid in capital                           $ 39,703,800
                                                               ============

  (c) Adjustment represents goodwill recorded by American Home Mortgage Holdings, Inc. as follows:

          Purchase price                                       $ 37,000,000

          Fair value adjustments
            Accounts receivable                                   2,000,000
            Mortgage servicing rights                            13,083,284
            Deferred taxes                                        1,766,686

          Columbia's stockholders' equity                       (33,170,739)
                                                               ------------

          Goodwill                                             $ 20,679,231
                                                               ============

  (d) Adjustment represents the elimination of stockholders' equity of Columbia National, Incorporated in conjunction with its sale to American Home.

  (e)  Amounts represent fair value adjustments as described in (c) above.

  (f) Amount represents a write off of prepaid expense related to transactional expenses.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                 American Home       Columbia
                                                   Mortgage          National,      Pro forma       Combined
                                                Holdings, Inc.     Incorporated    adjustments      pro forma
                                                --------------    --------------   -----------    --------------
REVENUES
  Gain on sale of mortgage loans                  $ 30,633,032      $ 18,569,686      $      -      $ 49,202,718
  Loan administration                                   20,870         8,627,612             -         8,648,482
  Interest income - net                              2,997,166           928,794             -         3,925,960
  Other                                                291,333                 -             -           291,333
                                                  ------------      ------------      --------      ------------

          Total Revenues                            33,942,401        28,126,092             -        62,068,493
                                                  ------------      ------------      --------      ------------

EXPENSES
  Salaries, commissions and benefits - net          15,001,646        12,698,429             -        27,700,075
  Occupancy and equipment                            2,380,937         1,509,424             -         3,890,361
  Marketing and promotions                           1,576,370            79,680             -         1,656,050
  Data processing and communications                 1,434,491           500,111             -         1,934,602
  Amortization of servicing                              4,585         9,101,931             -         9,106,516
  Provision for loan loss                                    -           733,584             -           733,584
  Other                                              3,009,978         2,867,324             -         5,877,302
                                                  ------------      ------------      --------      ------------

          Total expenses                            23,408,007        27,490,483             -        50,898,490
                                                  ------------      ------------      --------      ------------

INCOME BEFORE TAXES AND
  MINORITY INTEREST                                 10,534,394           635,609             -        11,170,003

INCOME TAXES                                         3,719,004           254,294             -         3,973,298
                                                  ------------      ------------      --------      ------------

INCOME BEFORE MINORITY INTEREST                      6,815,390           381,315             -         7,196,705

MINORITY INTEREST IN INCOME OF
  CONSOLIDATED JOINT VENTURES                          111,882                 -             -           111,882
                                                  ------------      ------------      --------      ------------

NET INCOME FROM CONTINUING OPERATIONS             $  6,703,508      $    381,315      $      -      $  7,084,823
                                                  ============      ============      ========      ============

Per share data:
    Basic                                         $       0.56                                      $       0.47
    Diluted                                       $       0.54                                      $       0.46

Weighted average number of shares - basic           12,066,669                                        15,066,669
                                                  ============                                      ============
Weighted average number of shares - diluted         12,529,918                                        15,529,918
                                                  ============                                      ============

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                American Home           Columbia
                                                  Mortgage              National,      Pro forma          Combined
                                                Holdings, Inc.        Incorporated    adjustments         pro forma
                                                --------------       --------------   -----------     -----------------
REVENUES
  Gain on sales of mortgage loans                 $118,550,988         $ 72,860,099     $        -      $ 191,411,087
  Loan administration                                   17,674           35,687,784              -         35,705,458
  Interest income - net                              9,098,292            2,723,732              -         11,822,024
  Other                                                386,011            1,936,523              -          2,322,534
                                                  ------------         ------------     ----------      -------------

          Total Revenues                           128,052,965          113,208,138              -        241,261,103
                                                  ------------         ------------     ----------      -------------

EXPENSES
  Salaries, commissions and benefits - net          55,778,233           49,377,003              -        105,155,236
  Occupancy and equipment                            8,249,806            7,349,938              -         15,599,744
  Marketing and promotions                           6,312,777              321,946              -          6,634,723
  Data processing and communications                 4,441,850            2,118,220              -          6,560,070
  Amortization of servicing                              6,463           33,305,001              -         33,311,464
  Servicing impairment                                       -           10,410,192              -         10,410,192
  Provision for loan loss                              352,463            5,086,467              -          5,438,930
  Other                                             12,324,676           11,612,330              -         23,937,006
                                                  ------------         ------------     ----------      -------------

          Total expenses                            87,466,268          119,581,097              -        207,047,365
                                                  ------------         ------------     ----------      -------------

INCOME (LOSS) BEFORE TAXES AND MINORITY INTEREST
  IN CONSOLIDATED JOINT VENTURES                    40,586,697           (6,372,959)             -         34,213,738

INCOME TAXES                                        16,252,852           (2,549,184)             -         13,703,668
                                                  ------------         ------------     ----------      -------------

INCOME (LOSS) BEFORE MINORITY INTEREST              24,333,845           (3,823,775)             -         20,510,070

MINORITY INTEREST IN INCOME OF CONSOLIDATED
  JOINT VENTURES                                     1,027,912                    -              -          1,027,912
                                                  ------------         ------------     ----------      -------------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS      $ 23,305,933         $ (3,823,775)    $        -      $  19,482,158
                                                  ============         ============     ==========      =============


Per share data
    Basic                                         $       2.25                                          $        1.46
    Diluted                                       $       2.14                                          $        1.40

Weighted average number of shares outstanding
  - basic                                           10,373,858                                             13,373,858
Weighted average number of shares outstanding
  - diluted                                         10,883,403                                             13,883,403